AMENDMENT NO. 2

                  TO THE

           DECLARATION OF TRUST

                    OF

      OPPENHEIMER SELECT GROWTH FUND


This Amendment No. 2 to the Declaration of Trust of Oppenheimer Select Growth Fund is made as of February 23, 2001, by and among the individuals executing this Amendment No. 2.

WHEREAS, the Trustees established Oppenheimer Focused Growth Fund (the "Trust"), as a trust fund under the laws of the Commonwealth of Massachusetts for the investment and reinvestment of funds contributed thereto under a Declaration of Trust dated July 27, 2000, as amended by Amendment No. 1 dated October 30, 2000;

NOW,  THEREFORE,  the  Trustees  desire  to  make a  permitted  change  to  said
Declaration of Trust without shareholder approval to change the name of the Trust to OPPENHEIMER CONCENTRATED GROWTH FUND as permitted under paragraph 4(s) of ARTICLE SEVENTH.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 23rd day of February, 2001.


/s/ Robert G. Galli
/s/ Phillip A. Griffiths
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Robert G. Galli
Phillip A. Griffiths
19750 Beach Road
97 Olden Lane
Jupiter Island, Florida 33469
Princeton, NJ  08540


/s/ Leon Levy
/s/ Benjamin Lipstein
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Leon Levy
Benjamin Lipstein
One Sutton Place South
591 Breezy Hill Road
New York, NY  10022
Hillsdale, NY  12529


/s/ Bridget A. Macaskill
/s/ Elizabeth B. Moynihan
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Bridget A. Macaskill
Elizabeth B. Moynihan
160 East 81st Street
801 Pennsylvania Ave., N.W.
New York, NY  10028
Washington, D.C.  20004


/s/ Kenneth A. Randall
/s/ Edward V. Regan
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Kenneth A. Randall
Edward V. Regan
6 Whittaker's Mill
67 Park Avenue
Williamsburg, VA  23185
New York, NY  10016


/s/ Russell S. Reynolds, Jr.
/s/ Donald W. Spiro
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Russell S. Reynolds, Jr.
Donald W. Spiro
98 Field Point Circle
399 Ski Trail
Greenwich, CT  06830
Smoke Rise, NJ  07405


/s/ Clayton K. Yeutter
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Clayton K. Yeutter
10475 East Laurel Lane
Scottsdale, AZ  85259